Utility Regulatory Assets and Liabilities and Regulatory Matters	12 Months Ended
Sep. 30, 2018
Regulated Operations [Abstract]
Utility Regulatory Assets and Liabilities and Regulatory Matters
Note 8 — Utility Regulatory Assets and Liabilities and Regulatory Matters
The following regulatory assets and liabilities associated with UGI Utilities are included in our Consolidated Balance Sheets at September 30:

	2018	2017
Regulatory assets:
Income taxes recoverable	$110.1	$121.4
Underfunded pension and postretirement plans	87.1	141.3
Environmental costs	58.8	61.6
Deferred fuel and power costs	—	7.7
Removal costs, net	32.0	31.0
Other	13.0	5.9
Total regulatory assets	$301.0	$368.9
Regulatory liabilities (a):
Postretirement benefit overcollections	$17.8	$17.5
Deferred fuel and power refunds	36.7	10.6
State income tax benefits — distribution system repairs	22.6	18.4
PAPUC temporary rates order (b)	24.4	—
Excess federal deferred income taxes (c)	285.2	—
Other	3.5	2.7
Total regulatory liabilities	$390.2	$49.2

(a)	Regulatory liabilities are recorded in “Other current liabilities” and “Other noncurrent liabilities” on the Consolidated Balance Sheets.

(b)
Balance at September 30, 2018, comprises tax savings for the period January 1, 2018 to June 30, 2018, plus interest, resulting from the enactment of the TCJA (see “PAPUC Temporary Rates Order” below and Note 6).

(c)	Balance at September 30, 2018, comprises excess federal deferred income taxes resulting from the enactment of the TCJA (see “Excess federal deferred income taxes” below and Note 6).

Other than removal costs, UGI Utilities currently does not recover a rate of return on the regulatory assets included in the table above.

Income taxes recoverable. This regulatory asset is the result of recording deferred tax liabilities pertaining to temporary tax differences principally as a result of the pass through to ratepayers of the tax benefit on accelerated tax depreciation for state income tax purposes, and the flow through of accelerated tax depreciation for federal income tax purposes for certain years prior to 1981. These deferred taxes have been reduced by deferred tax assets pertaining to utility deferred investment tax credits. UGI Utilities has recorded regulatory income tax assets related to these deferred tax liabilities representing future revenues recoverable through the ratemaking process over the average remaining depreciable lives of the associated property ranging from 1 to approximately 65 years.
Underfunded pension and other postretirement plans. This regulatory asset represents the portion of net actuarial losses and prior service costs (credits) associated with pension and other postretirement benefits which are probable of being recovered through future rates based upon established regulatory practices. These regulatory assets are adjusted annually or more frequently under certain circumstances when the funded status of the plans is recorded in accordance with GAAP. These costs are amortized over the average remaining future service lives of plan participants.
Environmental costs. Environmental costs principally represent estimated probable future environmental remediation and investigation costs that Gas Utility expects to incur, primarily at manufactured gas plant (“MGP”) sites in Pennsylvania, in conjunction with remediation consent orders and agreements with the Pennsylvania Department of Environmental Protection (“PADEP”). Pursuant to base rate orders, Gas Utility receives ratemaking recognition of its estimated environmental investigation and remediation costs associated with their environmental sites. This ratemaking recognition balances the accumulated difference between historical costs and rate recoveries with an estimate of future costs associated with the sites. At September 30, 2018, the period over which Gas Utility expects to recover these costs will depend upon future remediation activity. For additional information on environmental costs, see Note 15.
Removal costs, net. This regulatory asset represents costs incurred, net of salvage, associated with the retirement of depreciable utility plant. As required by PAPUC ratemaking, removal costs include actual costs incurred associated with asset retirement obligations. Consistent with prior ratemaking treatment, Gas Utility expects to recover these costs over five years.
Postretirement benefit overcollections. This regulatory liability represents the difference between amounts recovered through rates by Gas Utility and Electric Utility and actual costs incurred in accordance with accounting for postretirement benefits. With respect to Gas Utility, postretirement benefit overcollections are generally being refunded to customers over a ten-year period beginning October 19, 2016, the date UGI Gas’ Joint Petition pursuant to its January 19, 2016 base rate filing became effective (see “Base Rate Filings” below). With respect to Electric Utility, the overcollections will be refunded to ratepayers over a 20-year period effective October 27, 2018.
Deferred fuel and power refunds. Gas Utility’s and Electric Utility’s tariffs contain clauses that permit recovery of all prudently incurred purchased gas and power costs through the application of purchased gas cost (“PGC”) rates in the case of Gas Utility and default service (“DS”) tariffs in the case of Electric Utility. The clauses provide for periodic adjustments to PGC and DS rates for differences between the total amount of purchased gas and electric generation supply costs collected from customers and recoverable costs incurred. Net undercollected costs are classified as a regulatory asset and net overcollections are classified as a regulatory liability.
Gas Utility uses derivative instruments to reduce volatility in the cost of gas it purchases for firm- residential, commercial and industrial (“retail core-market”) customers. Realized and unrealized gains or losses on natural gas derivative instruments are included in deferred fuel costs or refunds. Net unrealized gains on such contracts at September 30, 2018 and 2017 were $2.9 and $0.1, respectively.
State income tax benefits — distribution system repairs. This regulatory liability represents Pennsylvania state income tax benefits, net of federal benefit, resulting from the deduction for income tax purposes of repair and maintenance costs associated with Gas Utility or Electric Utility assets which are capitalized for regulatory and GAAP reporting. The tax benefits associated with these repair and maintenance deductions will be reflected as a reduction to income tax expense over the remaining tax lives of the related book assets.
PAPUC Temporary Rates Order. By Secretarial Letter dated January 12, 2018, the PAPUC initiated a review into whether public utility rates should be adjusted to reflect the tax savings from the change in the federal income tax rate from 35% to 21% for the period beginning January 1, 2018. Thereafter, on March 15, 2018, the PAPUC entered a Temporary Rates Order that converted commission-approved rates of most large Pennsylvania public utilities, including Gas Utility, into “temporary rates” for a period of no more than 12 months while the PAPUC reviewed the data and comments in response to the Secretarial Letter.
On May 17, 2018, the PAPUC ordered each regulated utility currently not in a general base rate case proceeding, including UGI Gas, PNG and CPG, to reduce their rates through the establishment of a negative surcharge applied to bills rendered on or after July 1, 2018. The temporary negative surcharge will be reconciled at the end of each fiscal year to actual tax savings realized. The negative surcharge will remain in place until the effective date of new rates established in the utility’s next general base rate proceeding. For the merged Gas Utility, such negative surcharge will reduce base rate revenues by 5.78%, 3.90% and 8.19%, respectively, for the UGI South, UGI North and UGI Central rate districts.

In its May 17, 2018 Order, the PAPUC also required Pennsylvania utilities to establish a regulatory liability for tax benefits that accrued during the period beginning January 1, 2018 through June 30, 2018, resulting from the reduced federal tax rate. Gas Utility reduced its combined utility revenues by $24.1 and recorded a regulatory liability in an equal amount. The total reduction in revenues reflects (1) $17.1 of tax benefits accrued during the previously mentioned six-month period plus (2) $7.0 to reflect tax benefits expected to be generated by the future amortization of the regulatory liability. The rate treatment of this regulatory liability, plus accrued interest, for each of UGI Gas, PNG and CPG will be addressed in a future proceeding and the Company cannot predict the ultimate treatment of this liability. Like other similarly situated utilities, if Gas Utility has not filed a general base rate proceeding within three years of the Temporary Rates Order, Gas Utility will be required to file a petition to propose how to distribute the balance of these regulatory liabilities.

For Pennsylvania utilities that were in a general base rate proceeding, including Electric Utility, no negative surcharge will apply. The tax benefits that accrue during the period January 1, 2018 through October 26, 2018, the date before Electric Utility’s base rate case became effective (see below) will be refunded to Electric Utility ratepayers through a one-time bill credit.
Excess federal deferred income taxes. This regulatory liability is the result of remeasuring UGI Utilities’ federal deferred income tax liabilities on utility plant due to the enactment of the TCJA on December 22, 2017 (see Note 6). In order for our utility assets to continue to be eligible for accelerated tax depreciation, current law requires that excess federal deferred income taxes resulting from the remeasurement be amortized no more rapidly than over the remaining lives of the assets that gave rise to the excess federal deferred income taxes, ranging from 1 year to approximately 65 years. This regulatory liability has been increased to reflect the tax benefit generated by the amortization of the excess deferred federal income taxes and is being amortized and credited to tax expense.
Other. Other regulatory assets and liabilities comprise a number of deferred items including, among others, over or under refunds of tax benefits related to TCJA for periods after June 30, 2018, certain information technology costs, energy efficiency conservation costs and rate case expenses.
Other Regulatory Matters

Utilities Merger. On March 8, 2018 and March 13, 2018, UGI Utilities filed merger authorization requests with the PAPUC and MDPSC, respectively, to merge PNG and CPG into UGI Utilities, with a targeted effective date of October 1, 2018. After receiving all necessary FERC, MDPSC, and PAPUC approvals, CPG and PNG were merged into UGI Utilities effective October 1, 2018. Consistent with the MDPSC order issued July 25, 2018, and the PAPUC order issued September, 26, 2018, the former CPG, PNG and UGI Utilities, Inc. Gas Division service territories became the UGI Central, UGI North and UGI South rate districts of the UGI Utilities, Inc. Gas Division, respectively, without any ratemaking change. UGI Utilities’ obligations under the settlement approved by the PAPUC include various non-monetary conditions requiring UGI Utilities to maintain separate accounting-type schedules for limited future ratemaking purposes.

Base Rate Filings. On January 26, 2018, Electric Utility filed a rate request with the PAPUC to increase its annual base distribution revenues by $9.2, which was later reduced by Electric Utility to $7.7 to reflect the impact of the TCJA and other adjustments. The increased revenues would fund ongoing system improvements and operations necessary to maintain safe and reliable electric service. On October 25, 2018, the PAPUC approved a final order providing for a $3.2 annual base distribution rate increase for Electric Utility, effective October 27, 2018. As part of the final order, Electric Utility is required to provide customers with a one-time $0.2 billing credit associated with 2018 TCJA tax benefits.

On January 19, 2017, PNG (now the UGI North rate district of Gas Utility) filed a rate request with the PAPUC to increase PNG’s annual base operating revenues for residential, commercial and industrial customers by $21.7 annually. The increased revenues would fund ongoing system improvements and operations necessary to maintain safe and reliable natural gas service. On June 30, 2017, all active parties supported the filing of a Joint Petition for Approval of Settlement of all issues with the PAPUC providing for an $11.3 PNG annual base distribution rate increase. On August 31, 2017, the PAPUC approved the Joint Petition and the increase became effective October 20, 2017.

On January 19, 2016, UGI Utilities (now the UGI South rate district of Gas Utility) filed a rate request with the PAPUC to increase UGI Gas’s annual base operating revenues for residential, commercial and industrial customers by $58.6. The increased revenues would fund ongoing system improvements and operations necessary to maintain safe and reliable natural gas service. On June 30, 2016, a Joint Petition for Approval of Settlement of all issues providing for a $27.0 UGI Gas annual base distribution rate increase, to be effective October 19, 2016, was filed with the PAPUC (“Joint Petition”). On October 14, 2016, the PAPUC approved the Joint Petition with a minor modification which had no effect on the $27.0 base distribution rate increase. The increase became effective on October 19, 2016.

Distribution System Improvement Charge. State legislation permits gas and electric utilities in Pennsylvania to recover a distribution system improvement charge (“DSIC”) on eligible capital investments as an alternative ratemaking mechanism providing for a more timely cost recovery of qualifying capital expenditures between base rate cases.

PNG and CPG received PAPUC approval on a DSIC tariff, initially set at zero, in 2014. PNG and CPG began charging a DSIC at a rate other than zero beginning on April 1, 2015 and April 1, 2016, respectively. In May 2017, the PAPUC issued a final Order to approve an increase of the maximum allowable DSIC to 7.5% of billed distribution revenues effective July 1, 2017, for PNG and CPG, pending reconsideration at each company’s Long-Term Infrastructure Improvement Plan filing. PNG’s DSIC has been reset to zero as a result of its most recent base rate case. The DSIC rate for PNG will resume under the UGI North rate district upon exceeding the threshold amount of DSIC-eligible plant in service agreed upon in the settlement of its most recent base rate case.

In November 2016, UGI Gas received PAPUC approval to establish a DSIC tariff mechanism, capped at 5% of distribution charges billed to customers, effective January 1, 2017. UGI Gas began recovering revenue under the mechanism effective July 1, 2018, as it exceeded, during the third quarter of Fiscal 2018, the threshold amount of DSIC-eligible plant agreed upon in the settlement of its recent base rate case.

Manor Township, Pennsylvania Natural Gas Incident Complaint. In connection with a July 2, 2017, explosion in Manor Township, Lancaster County, PA, that resulted in the death of one UGI Utilities’ employee and injuries to two other UGI Utilities’ employees and one sewer authority employee, and destroyed two residences and damaged several other homes, the PAPUC Bureau of Investigation and Enforcement (“BIE”) filed a formal complaint at the PAPUC in which BIE alleges that UGI Utilities committed multiple violations of federal and state gas pipeline regulations in connection with its emergency response leading up to the explosion, and requested that the PAPUC order UGI Utilities to pay approximately $2.1 in civil penalties, which is the maximum allowable fine. On November 16, 2018, UGI Utilities filed its formal written answer contesting the BIE complaint.

Preliminary Stage Information Technology Costs. During Fiscal 2016, we determined that certain preliminary project stage costs associated with an ongoing information technology project at UGI Utilities were probable of future recovery in rates in accordance with GAAP related to regulated entities. As a result, during Fiscal 2016, we capitalized $5.8 of such project costs ($5.4 of which had been expensed prior to Fiscal 2016) and recorded associated increases to utility property, plant and equipment ($2.7) and regulatory assets ($3.1). Subsequent to this determination, we continue to capitalize such preliminary stage project costs in accordance with GAAP related to regulated entities.